-----------------------------------------------------------------------------------------------------------------------------------
FORM B1                          UNITED STATES BANKRUPTCY COURT                                      VOLUNTARY PETITION
                                     DISTRICT OF NEVADA
-----------------------------------------------------------------------------------------------------------------------------------
Name of Debtor (if individual, enter Last, First, Middle):        Name of Joint Debtor (Spouse)(Last, First, Middle):
  MINERAL RIDGE RESOURCES INC
-----------------------------------------------------------------------------------------------------------------------------------
All Other Names used by the Debtor in the last 6 years            All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):                       (include married, maiden, and trade names):

-----------------------------------------------------------------------------------------------------------------------------------
Soc. Sec/Tax I.D. No (if more than one, state all):               Soc. Sec/Tax I.D. No (if more than one, state all):
  88-0310673
-----------------------------------------------------------------------------------------------------------------------------------
Street Address of Debtor (No. & Street, City, State & Zip Code):  Street Address of Joint Debtor (No. & Street, City, State &
                                                                  Zip Code):

  ONE EAST LIBERTY,
  SUITE 424
  RENO, NV
-----------------------------------------------------------------------------------------------------------------------------------
County of Residence or of the                                     County of Residence or of the
Principal Place of Business:    ESMERALDA                         Principal Place of Business:
-----------------------------------------------------------------------------------------------------------------------------------
Mailing Address of Debtor (if different from street address):     Mailing Address of Joint Debtor (if different from street
  P.O. BOX 40817                                                  address):
  RENO, NV 89504
-----------------------------------------------------------------------------------------------------------------------------------
Location of Principal Assets of Business Debtor       SILVER PEAK, NEVADA
(if different from address above):
-----------------------------------------------------------------------------------------------------------------------------------
                               INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)
-----------------------------------------------------------------------------------------------------------------------------------
VENUE (Check any applicable box)

/X/  Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for
     180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
/ /  There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
-----------------------------------------------------------------------------------------------------------------------------------
            TYPE OF DEBTOR (Check all boxes that apply)                   CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
/ /  Individual(s)                      / /  Railroad                           THE PETITION IS FILED (Check one box)
/X/  Corporation                        / /  Stockbroker         / /  Chapter 7          /X/  Chapter 11          / /  Chapter 13
/ /  Partnership                        / /  Commodity Broker    / /  Chapter 9          / /  Chapter 12
/ /  Other _____________________________________                 / /  Sec. 304 - Case ancillary to foreign proceeding
-----------------------------------------------------------------------------------------------------------------------------------
                  NATURE OF DEBTS (Check one box)                                     FILING FEE (Check one box)
/ /  Consumer/Non-Business              /X/  Business             /X/  Full Filing Fee Attached
----------------------------------------------------------------- / /  Filing Fee to be paid in installments (Applicable to
      CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)           individuals only)
/ /  Debtor is a small business as defined in 11 U.S.C. Section        Must attach signed application for the court's
     101                                                               consideration certifying that the debtor is unable to pay
/ /  Debtor is and elects to be considered a small business            fee except in installments.
     under 11 U.S.C. Section 1121(e) (Optional)                        Rule 1006(b). See Official Form No. 3.
-----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)
/ /  Debtor estimates that funds will be available for distribution to unsecured creditors.
/X/  Debtor estimates that, after any excempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
-----------------------------------------------------------------------------------------------
                                   1-15    16-49    50-99    100-199    200-999    1000-over
Estimated Number of Creditors      / /      / /      / /       /X/        / /         / /
-----------------------------------------------------------------------------------------------
Estimated Assets
     $0 to    $50,001 to   $100,001 to   $500,001 to   $1,000,001 to
    $50,000    $100,000      $500,000     $1 million    $10 million        [ILLEGIBLE]
      / /         / /           / /          / /            / /
-----------------------------------------------------------------------------------------------
Estimated Debts
     $0 to    $50,001 to   $100,001 to   $500,001 to   $1,000,001 to
    $50,000    $100,000      $500,000     $1 million    $10 million        [ILLEGIBLE]
      / /         / /           / /          / /            /X/
-----------------------------------------------------------------------------------------------------------------------------------

                             THIS SPACE IS FOR COURT USE ONLY

                               UNITED STATES BANKRUPTCY COURT
                                    DISTRICT OF NEVADA                        RECE

CASE #99-33735 gwz          Chapter 11           #000042812 - VP
Filed: 02:10 PM, 12/10/99       Reno       02:27 PM, December 10, 1999
                                        Code                QTY          Amount
Judge: Gregg W. Zive                     11                   1           $830
Trustee: NOT APPLICABLE
Debtor(s):
  MINERAL RIDGE RESOURCES INC

           FIRST MEETING OF CREDITORS
04:00 PM, January 10, 2000                             TOTAL PAID: $830
Clifton Young Federal Building                  From: JEFFREY L. HARTMAN
300 Booth Street                                427 W PLUMB LN
Room 2110                                       RENO, NV 89509-0000
[ILLEGIBLE]

-----------------------------------------------------------------------------------------------------------------------------------
VOLUNTARY PETITION                                                Name of Debtors:                                           Page 2
  (THIS PAGE MUST BE COMPLETED ANF FILED IN EVERY CASE)             MINERAL RIDGE RESRCESINC

-----------------------------------------------------------------------------------------------------------------------------------
                      PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (IF MORE THAN ONE, ATTACH ADDITION SHEET)
-----------------------------------------------------------------------------------------------------------------------------------
Location                                                          Case Number:                               Date Filed:
Where Filed:     NONE
-----------------------------------------------------------------------------------------------------------------------------------
   PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF THIS DEBTOR (IF MORE THAN ONE, ATTACH ADDITIONAL SHEET)
-----------------------------------------------------------------------------------------------------------------------------------
Name of Debtor:                                                   Case Number:                               Date Filed:
 NONE
-----------------------------------------------------------------------------------------------------------------------------------
District:                                                         Relationship:                              Judge:

-----------------------------------------------------------------------------------------------------------------------------------
                                                             SIGNATURES
-----------------------------------------------------------------------------------------------------------------------------------
           SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)                     SIGNATURE(S) OF DEBTOR (CORPORATION/PARTNERSHIP)
I declare under penalty of perjury that the information provided  I declare under penalty of perjury that the information provided
in this petition is true and correct.                             in this petition is true and correct, and that I have been
[If petitioner is an individual whose debts are primarily         authorized to file this petition on behalf of the debtor.
consumer debts and has chosen to file under chapter 7] I am
aware that I may proceed under chapter 7, 11, 12 or 13 of title   The debtor requests relief in accordance with the chapter of
11, United States Code, understand the relief available under     title 11, United States Code, specified in this petition.
each such chapter, and choose to proceed under chapter 7.
I request relief in accordance with the chapter of title 11,      X ---------------------------------------------------------------
United States Code, specified in this petition.                     Signature of Authorized Individual

     NOT APPLICABLE                                                  MICHAEL B. RICHINGS
 X  ------------------------------------------------------------    ---------------------------------------------------------------
    Signature of Debtor                                             Print or Type Name of Authorized Individual

     NOT APPLICABLE                                                  PRESIDENT
 X  ------------------------------------------------------------    ---------------------------------------------------------------
    Signature of Joint Debtor                                       Title of Authorized Individual

    ------------------------------------------------------------    ---------------------------------------------------------------
    Telephone Number (If not represented by attorney)               Date

    ------------------------------------------------------------
    Date
-----------------------------------------------------------------------------------------------------------------------------------
                       SIGNATURE OF ATTORNEY                                 SIGNATURE OF NON-ATTORNEY PETITION PREPARER
       /s/ Jeffrey L. Hartman                                       I certify that I am a bankruptcy petition preparer as defined
 X  ------------------------------------------------------------    in 11 U.S.C. Section 110, that I prepared this document for
    Signature of Attorney for Debtor(s)                             compensation, and that I have provided the debtor with a copy of this document.
    JEFFREY L. HARTMAN. ESQ., 001607
    ------------------------------------------------------------    NOT APPLICABLE
    Printed Name of Attorney for Debtor(s) / Bar No.                ---------------------------------------------------------------
                                                                    Printed Name of Brankruptcy Petition Preparer
    HARTMAN & ARMSTRONG
    ------------------------------------------------------------    ---------------------------------------------------------------
    Firm Name                                                       Social Security Number

    427 WEST PLUMB LANE RENO, NV 89509                              ---------------------------------------------------------------
    ------------------------------------------------------------    Address
    Address
                                                                    ---------------------------------------------------------------
    (775) 786-5400
    ------------------------------------------------------------    Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:
    ------------------------------------------------------------
    Telephone Number

     12/10/99
    ------------------------------------------------------------
    Date
-----------------------------------------------------------------
                             EXHIBIT A                              If more than one person prepared this document, attach
    (To be completed if debtor is required to file periodic         additional sheets conforming to the appropriate official form
    reports (e.g., forms 10K and 10Q) with the Securities and       for each person.
    Exchange Commission pursuant to Section 13 or 15(d) of the
    Securities Exchange Act of 1934 and is requesting relief         NOT APPLICABLE
    under chapter 11)                                             X ---------------------------------------------------------------
/ / Exhibit A is attached and made a part of this petition.         Signature of Bankruptcy Petition Preparer
-----------------------------------------------------------------
                             EXHIBIT B                              ---------------------------------------------------------------
            (To be completed if debtor is an individual             Date
             whose debts are primarily consumer debts)
I, the attorney for the petitioner named in the foregoing         A bankruptcy petition preparer's failure to comply with the
petition, declare that I have informed the petitioner that [he/   provisions of title 11 and the Federal Rules of Bankruptcy
she] may proceed under chapter 7, 11, 12 or 13 of title 11,       Procedure may result in fines or imprisonment or both. 11 U.S.C.
Unites States Code, and have explained the relief available       Section 110; 18 U.S.C. Section 156.
under each such chapter.

 X  ------------------------------------------------------------
    Signature of Attorney for Debtor(s)           Date
-----------------------------------------------------------------------------------------------------------------------------------

                            UNITED STATES BANKRUPTCY COURT
                                DISTRICT OF NEVADA

In re: MINERAL RIDGE RESRCESINC                                    Case No.
       88-0310673                                                  Chapter   11

                LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


Name of creditor            Name, telephone number and      Nature of claim      Indicate if claim       Amount of claim
and complete                complete mailing address,       (trade debt,         is contingent,          [if secured also
mailing address             including zip code, of          bank loan, gov-      unliquidated,           state value of
including zip               employee, agent, or dept.       ernment contract,    disputed or             security]
code                        of creditor familiar with       etc.)                subject to setoff
                            claim who may be contacted
----------------            --------------------------      -----------------    -----------------       ----------------
AL PARK PETROLEUM                                                                                             $176,244.83
P.O. BOX 1600
ELKO, NV 89803


ARNOLD MACHINERY COMPANY                                                                                      $151,102.19
1650 EAST GREG STREET
SPARKS, NV 89431


ENERGETIC SOLUTIONS                                                                                            $83,202.81
4068 W. WINNEMUCCA BLVD
WINNEMUCCA, NV
89445


CASHMAN EQUIPMENT                                                                                              $82,932.89
P.O. BOX 4217
LAS VEGAS, NV
89127


HUNEWILL CONSTRUCTION                                                                                          $81,637.00
240 SOUTH HIGHLAND
WINNEMUCCA, NV
89445



Form 4 - Page 1

In re: MINERAL RIDGE RESCRCESINC                                    Case No.
       88-0310673                                                  Chapter   11

                LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


Name of creditor            Name, telephone number and      Nature of claim      Indicate if claim       Amount of claim
and complete                complete mailing address,       (trade debt,         is contingent,          [if secured also
mailing address             including zip code, of          bank loan, gov-      unliquidated,           state value of
including zip               employee, agent, or dept.       ernment contract,    disputed or             security]
code                        of creditor familiar with       etc.)                subject to setoff
                            claim who may be contacted
----------------            --------------------------      -----------------    -----------------       ----------------

NATIONAL SEAL COMPANY                                                                                          $64,854.06
525 REACTOR WAY
RENO, NV
89502


SVELDALA PACIFIC                                                                                               $62,095.75
P.O. BOX 504090
THE LAKES, NV
88905-4090


SIERRA PACIFIC POWER                                                                                           $59,770.91
P.O. BOX 712
TONOPAH, NV
89049


CALIFORNIA PORTLAND CEME                                                                                       $53,007.98
DEPT. NO. 7409
LOS ANGELES, CA
90084-7409

O K TIRE                                                                                                       $43,488.94
750 W. WINNEMUCCA BLVD
WINNEMUCCA, NV
89445


DELTA RUBBER                                                                                                   $42,633.81
P.O. BOX 8302
STOCKTON, CA
95208



Form 4 - Page 2

In re: MINERAL RIDGE RESCRCESINC                                   Case No.
       88-0310673                                                 Chapter   11

                LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


Name of creditor            Name, telephone number and      Nature of claim      Indicate if claim       Amount of claim
and complete                complete mailing address,       (trade debt,         is contingent,          [if secured also
mailing address             including zip code, of          bank loan, gov-      unliquidated,           state value of
including zip               employee, agent, or dept.       ernment contract,    disputed or             security]
code                        of creditor familiar with       etc.)                subject to setoff
                            claim who may be contacted
----------------            --------------------------      -----------------    -----------------       ----------------

DEGUSSA CORPORATION                                                                                            $40,493.56
C/O CYANCO
P.O. BOX 30750
SALT LAKE CITY, UT
84189


PERRY CRANE                                                                                                    $27,490.44
2211 N. 5TH STREET
ELKO, NV
89801


PAC MACHINE CO                                                                                                 $18,919.88
550 A VISTA BLVD
SPARKS, NV
89434


EMPLOYERS INS OF NV                                                                                            $18,245.00
504 E. MUSSER STREET
SUITE 9
CARSON CITY, NV
89701-4290


CODALE ELECTRIC SUPPLY                                                                                         $17,714.02
289 SPRUCE ROAD
ELKO, NV
89801


PDM STEEL SERVICE CENTER                                                                                       $17,483.74
P.O. BOX 50430
SPARKS, NV
89435-0430



Form 4 - Page 3

In re: MINERAL RIDGE RESCRCESINC                                    Case No.
       88-0310673                                                  Chapter   11

                LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


Name of creditor            Name, telephone number and      Nature of claim      Indicate if claim       Amount of claim
and complete                complete mailing address,       (trade debt,         is contingent,          [if secured also
mailing address             including zip code, of          bank loan, gov-      unliquidated,           state value of
including zip               employee, agent, or dept.       ernment contract,    disputed or             security]
code                        of creditor familiar with       etc.)                subject to setoff
                            claim who may be contacted
----------------            --------------------------      -----------------    -----------------       ----------------

KIMBALL EQUIPMENT CO.                                                                                           $17,392.08
2839 W. CALIFORNIA AVE
SALT LAKE CITY, UT
84104


NALCO CHEMICAL CO                                                                                              $16,744.99
P.O. BOX 70716
CHICAGO, IL
60673-0716


SUBURBAN PROPANE                                                                                               $14,757.04
P.O. BOX 273
421 N. TONOPAH STREET
TONOPAH, NV
89049



I, President of the Corporation named as the debtor in this case, declare under penalty of perjury that I have read the foregoing list and that it is true and correct to the best of my information and belief.


Date:                                   Signature:
     -----------------------                      ------------------------------
                                                  MICHAEL B. RICHINGS
                                                  PRESIDENT


Form 4 - Page 4

                            UNITED STATES BANKRUPTCY COURT
                                 DISTRICT OF NEVADA

In re: MINERAL RIDGE RESCRCESINC                                    Case No.
       88-0310673                                                  Chapter   11


                        LIST OF EQUITY SECURITY HOLDERS

---------------------------------------------- ---------------- -------------- --------------------
  REGISTERED NAME OF HOLDER OF SECURITY            CLASS OF         NUMBER       KIND OF INTEREST
 LAST KNOWN ADDRESS OR PLACE OF BUSINESS           SECURITY       REGISTERED         REGISTERED
---------------------------------------------- ---------------- -------------- --------------------
VISTA GOLD HOLDINGS, INC                        COMMON
370 SEVENTEENTH STREET
SUITE 3000
DENVER, CO
80202
---------------------------------------------- ---------------- -------------- --------------------


List of Equity Security Holders - Page 1

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

    / / Check this box if debtor has no creditors holding unsecured nonpriority claims to report in this Schedule F.
-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                             176,244.83
-----------------------------------------------------
AL PARK PETROLEUM
P.O. BOX 1600
ELKO, NV 89803

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 894.15
-----------------------------------------------------
ALBERTSON'S EXPRESS #11
1041 GRASS VALLEY ROAD
WINNEMUCCA, NV 89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,367.15
-----------------------------------------------------
ARASCO, INC.
5650 EAST SELTICE WAY
POST FALLS, ID 83854

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                             151,102.19
-----------------------------------------------------
ARNOLD MACHINERY COMPANY
1650 EAST GREG STREET
SPARKS, NV 89431

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 568.52
-----------------------------------------------------
BELZONA-MTN STATES
P.O. BOX 95576
LAS VEGAS, NV
89193-5576

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 599.09
-----------------------------------------------------
BISHOP LOCKSMITH
427 N. WARREN
BISHOP, CA 93514

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                             $330,775.93
Schedule F Page 1                                     (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 725.20
-----------------------------------------------------
BISHOP WELDING SUPPLY
180 SHORT STREET
BISHOP, CA 93514

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              12,232,54
-----------------------------------------------------
BOB GREEN ELECTRICAL
2250 SOUTH WEST TEMPLE
SALT LAKE CITY, UT
84115

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              14,574.86
-----------------------------------------------------
BOWMAN DISTRIBUTION
P.O. BOX 92601
CLEVELAND, OH
44101-2601

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              13,507.41
-----------------------------------------------------
BRAKE SUPPLY
2265 INDUSTRIAL WAY
ELKO, NV
89801

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,700.00
-----------------------------------------------------
BRAMBLES SECURITY TRANSP
P.O. BOX 13092
NEWARK, NJ
01788-0092

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               3,570.71
-----------------------------------------------------
BRANCO EQUIPMENT SALES
P.O. BOX 10038
PLEASANTON, CA
94588-0038

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                               $46,310.72
Schedule F Page 2                                     (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               3,465.39
-----------------------------------------------------
BRITE STARS SALES
P.O. BOX 2538
ELKO, NV 89803

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              53,007.98
-----------------------------------------------------
CALIFORNIA PORTLAND CEME
DEPT. NO. 7409
LOS ANGELES, CA
90084-7409

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               7,490.97
-----------------------------------------------------
CAMTEC INDUSTRIAL SALES
P.O. BOX 1700
SANDY, UT
84091

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              82,932.89
-----------------------------------------------------
CASHMAN EQUIPMENT
P.O. BOX 4217
LAS VEGAS, NV
89127

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               4,391.11
-----------------------------------------------------
CATE EQUIPMENT

ELKO, NV 84127

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 397.36
-----------------------------------------------------
CGS, INC.
1315 GREG STREET
SPARKS, NV
89431

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                             $151,685.70
Schedule F Page 3                                     (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               7,175.57
-----------------------------------------------------
CHEMICAL LIME
P.O. BOX 840851
DALLAS, TX
75284-0851

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,257.40
-----------------------------------------------------
CITIZEN'S COMMUNICATIONS
P.O. BOX 5906
METAIRIE, LA
70009-5906

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              17,714.02
-----------------------------------------------------
CODALE ELECTRIC SUPPLY
289 SPRUCE ROAD
ELKO, NV
89801

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 586.50
-----------------------------------------------------
COL-TECH LABS, INC.
855 MILL STREET
STE. 1B
RENO, NV 89406

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 702.20
-----------------------------------------------------
COLE-PARMER INSTRUMENT
625 EAST BUNKER CT.
VERNON HILLS, IL
60061-1844

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               2,546.31
-----------------------------------------------------
COLONIAL VAN & STORAGE
OF FRESNO, INC.
5749 88TH STREET
SACRAMENTO, CA
95828-1101
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  SUBTOTAL                                              $29,982.00
Schedule F Page 4                                     (TOTAL OF THIS PAGE)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,155.11
-----------------------------------------------------
COSOLIDATED PLASTICS CO
8181 DARROW ROAD
TWINSBURG, OH
44067

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               9,737.37
-----------------------------------------------------
CRESCENT ELECTRIC SUPPLY
2175 WILDWOOD WAY
ELKO, NV
89801-4861

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               5,096.46
-----------------------------------------------------
CUMMINS INTERNATIONAL
150 GLENDALE AVE
SPARKS, NV 89431

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  61.87
-----------------------------------------------------
D & D TIRE, INC.
P.O. BOX 888
TONOPAH, NV
89049

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  97.83
-----------------------------------------------------
DANNY'S TRUE VALUE
P.O. BOX 1769
TONOPAH, NV
89049

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              40,493.56
-----------------------------------------------------
DEGUSSA CORPORATION
C/O CYANCO
P.O. BOX 30750
SALT LAKE CITY, UT
84189
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                              $56,642.20
Schedule F Page 5                                     (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              42,633.81
-----------------------------------------------------
DELTA RUBBER
P.O. BOX 8302
STOCKTON, CA
95208

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 661.35
-----------------------------------------------------
DENVR MINERAL ENGINEERS
10001 S. HIGHWAY 121 RR1
LITTLETON, CO
80125

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  99.00
-----------------------------------------------------
DUN & BRADSTREET
75 REMITTANCE DR
SUITE 1793
CHICAGO, IL
60675-1793
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 467.45
-----------------------------------------------------
ELKO WINDUSTRIAL
180 RIVER STREET, UNIT C
ELKO, NV
89801

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  71.22
-----------------------------------------------------
EMED COMPANY
P.O. BOX 369
BUFFALO, NY
14240-0369

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              18,245.00
-----------------------------------------------------
EMPLOYERS INS OF NV
504 E. MUSSER STREET
SUITE 9
CARSON CITY, NV
89701-4290

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                              $62,177.83
Schedule F Page 6                                     (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              83,202.81
-----------------------------------------------------
ENERGETIC SOLUTIONS
4068 W. WINNEMUCCA BLVD
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               4,007.94
-----------------------------------------------------
FAMILIAN NORTHWEST INC
P.O. BOX 6005
PORTLAND, OR
97217

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,493.18
-----------------------------------------------------
FLEET SUPPLY &
LUBRICATION
610 E. GLENDALE
SPARKS, NV
89431
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 665.22
-----------------------------------------------------
FORD MOTOR CREDIT CORP
P.O. BOX 7289
PASADENA, CA
91109-7389

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               2,148.43
-----------------------------------------------------
FRANKLIN BUILDING SUPPLY
3555 CONSTRUCTION WAY
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 803.35
-----------------------------------------------------
GENERAL KINEMATICS
P.O. BOX 2010
BARRINGTON, IL
60011

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                              $92,320.93
Schedule F Page 7                                     (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,474.22
-----------------------------------------------------
GLOBAL COMPUTER SUPPLIES
921 WEST ARTESIA BLVD.
COMPTON, CA
90220

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  88.32
-----------------------------------------------------
GLOBAL COMPUTER SUPPLIES
921 WEST ARTESIA BLVD.
COMPTON, CA
90220

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,050.16
-----------------------------------------------------
GRAINGER
900 PACKER WAY
SPARKS, NV
89431

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              12,591.90
-----------------------------------------------------
GREAT WEST LIFE
& ANNUITY/GROUP INSUR.
DEPT. 513
DENVER, CO
80281-0513
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              -5,538.95
-----------------------------------------------------
GREAT WESTERN CHEMICAL
DEPT. 05633
SAN FRANCISCO, CA
94139

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,657.67
-----------------------------------------------------
GROVE MADSEN INDUSTRIES
390 E. 6TH ST
RENO, NV
89512

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                              $11,323.32
Schedule F Page 8                                     (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  53.40
-----------------------------------------------------
GRUBER POWER SERVICES
21439 N. 2ND AVE
PHOENIX, AZ
85027

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              10,004.62
-----------------------------------------------------
HELSER MACHINE WORKS
8823 N. HARBORGATE
PORTLAND, OR
97203

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               3,392.36
-----------------------------------------------------
HIGH DESERT SUPPLY
403 W. IDAHO ST
ELKO, NV
89801

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,397.05
-----------------------------------------------------
HOSE & FITTINGS
4015 SEAPORT BLVD
W. SACRAMENTO, CA
95691

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 315.70
-----------------------------------------------------
HUMBOLDT COUNTY D.A.
FAMILY SUPPORT DIVISION
P.O. BOX 909
WINNEMUCCA, NV
89446

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,446.24
-----------------------------------------------------
HUMBOLDT PRINTERS
405 W. FOURTH STREET
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                              $16,609.37
Schedule F Page 9                                     (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 133.28
-----------------------------------------------------
HUMBOLDT SUN
P.O. BOX 3000
WINNEMUCCA, NV
89446

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              81,637.00
-----------------------------------------------------
HUNEWILL CONSTRUCTION
240 SOUTH HIGHLAND
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               5,614.40
-----------------------------------------------------
INGERSOLL RAND EQUIPMENT
1851 BELL AVE
SACRAMENTO, CA
95838

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,905.69
-----------------------------------------------------
INLAND SUPPLY
770 W. 6TH STREET
WINNEMUCCA, CA
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 430.00
-----------------------------------------------------
INTER-MOUNTAIN LABS, INC
P.O. BOX 4006
SHERIDAN, WY
82801

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,075.44
-----------------------------------------------------
INTERMOUNTAIN DRILLING
3455 W. 1820 SOUTH #4
SALT LAKE CITY, UT
84104

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                              $90,795.81
Schedule F Page 10                                    (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 168.00
-----------------------------------------------------
ISSCO
12 SUNSET, STE B206
HENDERSON, NV
89014-2309

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 950.41
-----------------------------------------------------
J & D AUTO PARTS
P.O. BOX 1714
TONOPAH, NV
89049-1714

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,168.00
-----------------------------------------------------
J&H MARSH & MCLENNAN
SAN DIEGO OFFICE
DEPT. 76085
LOS ANGELES, CA
90088

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  60.93
-----------------------------------------------------
JUNIOR'S TOOL SUPERSTORE
2175 MARKET STREET
RENO, NV
89502

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 989.00
-----------------------------------------------------
KENNETH POLMAN
GENERAL DELIVERY
SILVER PEAK, NV
89047

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              17,392.08
-----------------------------------------------------
KIMBALL EQUIPMENT CO.
2839 W. CALIFORNIA AVE
SALT LAKE CITY, UT
84104

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                              $20,728.42
Schedule F Page 11                                    (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 370.32
-----------------------------------------------------
KOMATSU EQUIPMENT CO
P.O. BOX 27248
SALT LAKE CITY, UT
84127

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 436.55
-----------------------------------------------------
KRAGEN AUTO PARTS
942 W. WINNEMUCCA BLVD
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 465.39
-----------------------------------------------------
LAB SAFETY SUPPLY
P.O. BOX 5004
JANESVILLE, WI
53547-5004

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               3,145.37
-----------------------------------------------------
LAMBDA COMMUNICATIONS
663 ANDERSON STREET
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 151.46
-----------------------------------------------------
LANNAN'S SUPPLY CO.
184 E. BURKITT
SHERIDAN, WY
82801

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               9,215.25
-----------------------------------------------------
LEGEND, INC.
125 MANUEL STREET
RENO, NV
89502-1118

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                  Subtotal                                              $13,784.34
Schedule F Page 12                                    (Total of this page)                                            -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 327.57
-----------------------------------------------------
LESINSKI, HENRY
P.O. BOX 3030
DRAWER M
WINNEMUCCA, NV
89446

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 734.43
-----------------------------------------------------
M & K ENTERPRISES
726 N. MAIN STREET
TONOPAH, NV
89049

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 728.00
-----------------------------------------------------
MAGA TRUCK SERVICE
P.O. BOX 225
WINNEMUCCA, NV
89446

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,727.06
-----------------------------------------------------
MC MASTER CARR SUPPLY
P.O. BOX 54960
LOS ANGELES, CA
90054-0960

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 858.93
-----------------------------------------------------
MGL DISTRIBUTING, INC.
ELKO, NV 89803



-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,658.55
-----------------------------------------------------
MINES GROUP, INC.
1325 AIRMOTIVE WAY
STE. 175
RENO, NV
89502
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                   Subtotal                                              $6,034.54
Schedule F Page 13                                     (Total of this page)                                           -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,000.00
-----------------------------------------------------
MINTEC, INC
3544 EAST FT. LOWELL
TUSCON, AZ
85716
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              10,336.26
-----------------------------------------------------
MOAB BIT & TOOL
P.O. BOX 817
MOAB, UT
84532

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 453.34
-----------------------------------------------------
MOHAVE TRUCKING
P.O. BOX 15207
LAS VEGAS, NV
89114-5207

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  32.16
-----------------------------------------------------
MORRISON, LEE
4131 TWO ROCK DR
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 612.02
-----------------------------------------------------
MOTOR CARGO
P.O. BOX 2351
SALT LAKE CITY, UT
84110

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               8,058.59
-----------------------------------------------------
MOUNTAINWEST INDUSTRIAL
130 S. REDWOOD ROAD
BLD L
SALT LAKE CITY, UT
84054
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                    Subtotal                                            $20,492.37
Schedule F Page 14                                      (Total of this page)                                          -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              16,744.99
-----------------------------------------------------
NALCO CHEMICAL CO
P.O. BOX 70716
CHICAGO, IL
60673-0716

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              64,854.06
-----------------------------------------------------
NATIONAL SEAL COMPANY
525 REACTOR WAY
RENO, NV
89502

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              10,684.34
-----------------------------------------------------
NORCO
740 FAIR GROUNDS DR
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,412.10
-----------------------------------------------------
NORTHERN HYDRAULICS, INC
2800 SOUTHCROSS BLVD
BURNSVILLE, MN
55337-0499

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              43,488.94
-----------------------------------------------------
O K TIRE
750 W. WINNEMUCCA BLVD
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               4,027.78
-----------------------------------------------------
OWENS FORD MERCURY
330 POTATO ROAD
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                    Subtotal                                           $141.212.21
Schedule F Page 15                                      (Total of this page)                                          -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              18,919.88
-----------------------------------------------------
PAC MACHINE CO
550 A VISTA BLVD
SPARKS, NV
89434

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  54.42
-----------------------------------------------------
PASCHALL, FRED
3120 SAGE HEIGHTS
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              17,483.74
-----------------------------------------------------
PDM STEEL SERVICE CENTER
P.O. BOX 50430
SPARKS, NV
89435-0430

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 245.64
-----------------------------------------------------
PENNZOIL SERVICE CENTER
1042 S. GRASS VALEY ROAD
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 501.86
-----------------------------------------------------
PERKIN ELMER CORP
DEPARTMENT 5-9364
LOS ANGELES, CA
90088

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              27,490.44
-----------------------------------------------------
PERRY CRANE
2211 N. 5TH STREET
ELKO, NV
89801

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                    Subtotal                                            $64,695.98
Schedule F Page 16                                      (Total of this page)                                          -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 743.50
-----------------------------------------------------
POLMAN, KEN
P.O. BOX 152
SILVER PEAK, NV
89047

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 644.05
-----------------------------------------------------
R & R KOOL BLUE
P.O. BOX 59
TONOPAH, NV
89049

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               8,737.46
-----------------------------------------------------
RAM ENTERPRISE
P.O. BOX 2164
ELKO, NV 89480

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               4,530.93
-----------------------------------------------------
REBEL OIL
1900 W. SAHARA
LAS VEGAS, NV
89102

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 739.01
-----------------------------------------------------
RELIABLE ACE HARDWARE
930 W. WINNEMUCCA BLVD.
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,570.53
-----------------------------------------------------
RELIABLE CORP
135 S. LASALLE ST.
CHICAGO, IL
60674-8001

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                    Subtotal                                            $16,965.48
Schedule F Page 17                                      (Total of this page)                                          -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,375.00
-----------------------------------------------------
ROBBIE GRANT, D.O
395 W. MINOR ST.
WINNEMUCCA, NV
89446

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 590.93
-----------------------------------------------------
ROCHE DIAGNOSTIC SYSTEMS
9115 HEGUS ST
P.O. BOX 50457
INDIANAPOLIS, IN
46250-0457

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 615.84
-----------------------------------------------------
ROCKY MOUNTAIN AIR
2204 INDUSTRIAL WAY
ELKO, NV
89801

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               6,446.89
-----------------------------------------------------
ROCKY MOUNTAIN BRAKE
2252 LAST CHANCE RD
ELKO, NV
89801

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              10,635.73
-----------------------------------------------------
ROYAL WHOLESALE
100 DERMODY WY
SPARKS, NV
89431

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 140.24
-----------------------------------------------------
SCOLARI'S FOOD
P.O. BOX 5070
RENO, NV
89513-5070

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                    Subtotal                                            $19,804.63
Schedule F Page 18                                      (Total of this page)                                          -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 939.83
-----------------------------------------------------
SCOTTY'S INC
P.O. BOX 1137
HAWTHORNE, NV
89415

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 895.00
-----------------------------------------------------
SETHCO DIV MET PRO
70 ARKAY DRIVE
HAUPPAUGE, NY
11788

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 496.00
-----------------------------------------------------
SIERRA NET
P.O. BOX 3985
TONOPAY, NV
89049

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              59,770.91
-----------------------------------------------------
SIERRA PACIFIC POWER
P.O. BOX 712
TONOPAH, NV
89049

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 230.00
-----------------------------------------------------
SILVER PEAK WATER
ESMERALDA CO TREASURER
P.O. BOX 547
GOLDFIELD, NV
89013

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               4,065.52
-----------------------------------------------------
SOURCE TOO MACHINE
6120 PADROLI AVENUE
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                    Subtotal                                            $66,397.26
Schedule F Page 19                                      (Total of this page)                                          -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               4,490.41
-----------------------------------------------------
STANDARD INSURANCE CO.
P.O. BOX 6339
PORTLAND, OR
97228-6339

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              14,757.04
-----------------------------------------------------
SUBURBAN PROPANE
P.O. BOX 273
421 N. TONOPAH STREET
TONOPAH, NV
89049

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              62,095.75
-----------------------------------------------------
SVEIDALA PACIFIC
P.O. BOX 504090
THE LAKES, NV
88905-4090

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,735.40
-----------------------------------------------------
TABOR MACHINE CO
RT 52 NORTH
BLUEFIELD, WV
24701

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               2,237.39
-----------------------------------------------------
TALLMAN LUMBER CO.
105 S. BRIDGE ST.
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,300.17
-----------------------------------------------------
TBS CO.
P.O. BOX 50112
RENO, NV 89513
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                    Subtotal                                            $88,616.16
Schedule F Page 20                                      (Total of this page)                                          -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                      CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                   4.78
-----------------------------------------------------
THE DRAWING BOARD
P.O. BOX 150460
HARTFORD, CT 06115-0460


-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 304.56
-----------------------------------------------------
THOMAS G. KILFOIL CO.
133 TANFORAN AVENUE
SAN BRUNO, CA 94066

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               6,727.89
-----------------------------------------------------
TRICON METALS
1355 W. IDAHO ST.
ELKO, NV 89801


-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 107.25
-----------------------------------------------------
UNITED PARCEL SERVICE
P.O. BOX 505820
THE LAKES, NV
88905-5820

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                              12,591.80
-----------------------------------------------------
VAN WATERS & RODGERS
P.O. BOX 310
CARLIN, NV
89822

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 584.50
-----------------------------------------------------
VICTORY AUTO SUPPLY
319 BAUD ST.
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                    Subtotal                                            $20,320.78
Schedule F Page 21                                      (Total of this page)                                          -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,056.54
-----------------------------------------------------
VWR CORP
P.O. BOX 640169
PITTSBURGH, PA
15264-0169

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  92.51
-----------------------------------------------------
WESTERN AUTO
405 W. WINNEMUCCA BLVD
WINNEMUCCA, NV
89445

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               2,981.52
-----------------------------------------------------
WESTERN HYRDO
310 A CONEY ISLAND
SPARKS, NV
89431

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               1,911.75
-----------------------------------------------------
WESTERN POWER
2112 WILDWOOD WAY
ELKO, NV
89801

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                -522.63
-----------------------------------------------------
WESTERN TRACTION CO.
1195 GLENDALE AVE
SPARKS, NV
89431

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                   0.00
-----------------------------------------------------
WILLIAMS, GARY
925 HIGHSIDE CT.
LAS VEGAS, NV
89110

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                    Subtotal                                             $5,519.69
Schedule F Page 22                                      (Total of this page)                                          -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                  18.53
-----------------------------------------------------
WILLIAMSON, LEWIS
1875 MIZPAH ST.
WINNEMUCCA, NV 89445


-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 612.50
-----------------------------------------------------
WINNEVA DISTRIBUTING
P.O. BOX 250
WINNEMUCCA, NV
89446

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 849.34
-----------------------------------------------------
WORTHEN KENWORTH & EQUIP
2292 LARKIN CIRCLE
SPARKS, NV
89431

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               8,258.18
-----------------------------------------------------
WRR INDUSTRIES
P.O. BOX 27597
SALT LAKE CITY, UT
84127

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 702.94
-----------------------------------------------------
XEROX CORP
P.O. BOX 7405
PASADENA, CA
91109-7405

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                                 553.90
-----------------------------------------------------
YELLOW FREIGHT SYSTEMS
P.O. BOX 100299
PASADENA, CA
91189

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      -------------
                                                                    Subtotal                                            $10,995.39
Schedule F Page 23                                      (Total of this page)                                          -------------

  In re: MINERAL RIDGE RESCRCESINC                                     Case No.
         88-0310673

                SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
                                (CONTINUATION SHEET)

-----------------------------------------------------------------------------------------------------------------------------------
  CREDITOR'S NAME AND  CODEBTOR  HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED    CONTINGENT UNLIQUIDATED DISPUTED  AMOUNT OF
  MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.                                     CLAIM
  INCLUDING ZIP CODE                                       IF CLAIM IS SUBJECT TO
                                                               SETOFF, SO STATE
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                                                                               5,866.31
-----------------------------------------------------
ZEIGLER ENGINEERING
P.O. BOX 26383
SALT LAKE CITY, UT
84126

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Subtotal                  ---------------
                                                                              (Total of this page)                       $5,866.31
                                                                                                                    ---------------
                                                                                                                    ---------------
Schedule F Page 24                                                                           Total                   $1,388,057.37
                                                                                                                    ---------------

                        UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF NEVADA

In re:  MINERAL RIDGE RESOURCES INC                                     Case No.
        88-0310673                                                    Chapter 11

                      EXHIBIT "A" TO VOLUNTARY PETITION

1. If any of debtor's securities are registered under section 12 of the Securities and Exchange Act of 1934, the SEC file number is.

2. The following financial data is the latest available information and refers to debtor's condition on. 10/31/99

a.   Total assets                                 $  23,500,000.00
                                                   ----------------------------

b.   Total debts (including debts
     listed in 2.c., below)                       $  24,500,000.00
                                                   ---------------   ----------

                                                                     Approximate
                                                                     number of
                                                                     holders

c.   Debt securities held by more than 500 holders.
   secured      unsecured        subordinated
                                                   ---------------   ----------
d.   Number of shares of preferred stock
                                                   ---------------   ----------
e.   Number of shares of common stock                   25000             1
                                                   ---------------   ----------

     Comments, if any:



3.   Brief description of debtor's business:

GOLD AND SILVER PRODUCTION AT SILVER PEAK MINE. CYANIDE HEAP LEACH PROCESS.

4. List the name of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of debtor:

VISTA GOLD HOLDINGS CO.








EXHIBIT A - PAGE 1